SRAX

(Nasdaq: SRAX)

Full Year 2021

Powered by Sequire

SEQUIRE

Safe Harbor Statement:

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to increase our revenues, satisfy our obligations as they become due, report profitable operations and other risks and uncertainties as set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of SRAX and are difficult to predict. SRAX undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SEQUIRE

SRAX offers a host of products with all the tools you need to help your public company thrive

— whether you want to obtain more investors, increase shareholder retention, conduct media campaigns, host better company events, or get noticed by the investment community.


VIRTUAL EVENTS
SEQUIRE
LDMICRO
Investor Community


SRAX
SRAX



Total Sequire Employees

153

SRAX

Major Accomplishments

- Full year revenue growth of **341%** vs. prior year
- Fourth quarter revenue growth of 170% and 27% vs. prior year and Q3 2021, respectively.
- Achieved full year revenue target of $31.5M on a pro forma basis to include BIGtoken's operations.
- SRAX 4Q and full year Adjusted EBITDA of **$865K and $3.8m**
- 13 Quarters of consecutive SEQUIRE **Revenue Growth**
- Increased number of SEQUIRE clients **from 284 to 307**
- Launched most successful in person event yet with LDmicro and launched a number of Virtual Conferences.
- Holding Approximately **$20M** in marketable securities.

SEQUIRE

SRAX Pro forma revenues

- Pro forma revenues of $32m
- BIGtoken revenues of $3.4m reflected in discontinued operations
- Conference revenues from LD micro continue to contribute meaningful

SRAX PRO FORMA REVENUE			Change	
(Unaudited)	FY 2021	FY 2020	$	%
Sequire revenue	26,357,000	5,976,000	20,381,000	341%
Conference revenue	1,229,000	503,000	726,000	144%
Other revenues	964,000	-	964,000	n/a
Revenue from discontinued operation	3,431,000	2,168,000	1,263,000	58%
Total Pro Forma Revenue	**31,981,000**	**8,647,000**	**23,334,000**	**270%**
less: Revenue from Discontinued operations	(3,431,000)	(2,168,000)	(1,263,000)	58%
GAAP Revenues	**28,550,000**	**6,479,000**	**22,071,000**	**341%**

Sequire Bookings


SEQUIRE
Bookings
Projected
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$792,000
$2,569,198
$6,634,844
$4,806,400
$9,288,748
$11,445,437
$8,900,000
$16,500,000
$15,600,000
$12,500,000
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

**Bookings include gross contract value written during the period.*

Revenue and EBITDA

2020 2021

Revenue


$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$9,600,000
$7,548,000
$6,828,000
$4,587,000
$3,476,000
$1,955,312
$746,000
$107,000
Q1
Q2
Q3
Q4

EBITDA


$1,403,000
$973,000
$865,000
$563,000
$217,000
$1,506,000
$1,570,000
$1,473,000
Q1
Q2
Q3
Q4

Subscribers Over Time



350
300
250
200
150
100
50
0
59
68
91
125
183
200
225
260
284
307
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
1Q 2022
As of Q4 Call

SEQUIRE

Share Structure
As of today

SRAX Common stock		
		Shares
Shares Outstanding		26,226,401
Convertible Debentures		
Due 06/30/2023		392,193
Warrants	Expiration	
	2021	
	2022	3,602,516
	2023	
	2024 +	100,563
	Total	3,729,069
Employee Options		899,287
Fully Diluted Shares		**31,246,950**

Warrants by Month



Warrant insights
Insights by year
Stock price
3.83
USD
Expiring on 2022
$6,966,548.94
Shares: 3,628,506
Expiring on 2023
$0.00
Shares: 0
Expiring on 2024
$0.00
Shares: 100,563
Total warrants
$6,966,548.94
Shares: 3,729,069
Expiring
2022
Value in shares
4M
3.5M
3M
2.5M
2M
1.5M
1M
500K
0
Shares
June
July
August
September
October
November
December
Months

Financial Review

SRAX 4Q Financials

STATEMENT OF OPERATIONS
(Unaudited)
In dollars

	Q4-2020	Q3-2021	Q4-2021	Q/Q $ CHG	Q/Q % CHG	Y/Y $ CHG	Y/Y % CHG
REVENUE							
Total Revenue	3,554,000	7,548,000	9,587,000	2,039,000	27%	6,033,000	170%
COSTS AND EXPENSES							
Total cost of revenues	892,000	1,597,000	2,102,000	505,000	32%	1,210,000	136%
Employee related costs	2,292,000	1,906,000	2,230,000	324,000	17%	(62,000)	-3%
Marketing and selling expenses	550,000	1,703,000	2,068,000	365,000	21%	1,518,000	276%
Platform Costs	341,000	54,000	109,000	55,000	102%	(232,000)	-68%
Depreciation and amortization	238,000	235,000	132,000	(103,000)	-44%	(106,000)	-45%
General selling general and administrative	453,000	1,592,000	2,463,000	871,000	55%	2,010,000	444%
Total costs and expenses	4,766,000	7,087,000	9,104,000	2,017,000	28%	4,338,000	91%
(LOSS) INCOME FROM OPERATIONS	**(1,212,000)**	**461,000**	**483,000**	**22,000**	**5%**	**1,695,000**	**140%**
ADJUSTED EBITDA	**(217,000)**	**973,000**	**865,000**	**(108,000)**	**-11%**	**1,082,000**	**499%**

SRAX Full Year 2021 Financials

(Unaudited)

In dollars	FY-2021	FY-2020	$ CHG	% CHG
REVENUE				
Total revenues	28,550,000	6,479,000	**22,071,000**	**341%**
COSTS AND EXPENSES				
Total cost of revenues	6,294,000	1,789,000	4,505,000	252%
Employee related costs	7,577,000	4,683,000	2,894,000	62%
Marketing and selling expenses	6,312,000	1,717,000	4,595,000	268%
Platform Costs	214,000	960,000	(746,000)	-78%
Depreciation and amortization	842,000	772,000	70,000	9%
General selling general and administrative	5,356,000	3,590,000	1,766,000	49%
Total costs and expenses	26,595,000	13,511,000	13,084,000	97%
(LOSS) INCOME FROM OPERATIONS	**1,955,000**	**(7,032,000)**	**8,987,000**	**128%**
ADJUSTED EBITDA	**3,804,000**	**(2,031,000)**	**5,835,000**	**287%**

SEQUIRE

BIGToken Deconsolidation

Discontinued Operations:
Non-cash charges reflect BIGToken's operations through 12/31/2021

Disposal Charges:
Non-cash charges upon the deconsolidation of BIGToken

BIGToken - Discontinued Operations

Revenues	3,431,000
Costs of sales	(1,090,000)
Operating Expenses	(9,587,000)
Other (loss) income	(7,130,000)
BIGtoken - Net (loss) income	(14,376,000)

BIGToken - Disposal charges – 4Q 2021

BIGToken Investment - 12/31/2021		31,000
Book value of non controlling interest of BIGToken		7,297,000
Equity adjustments of non controlling interest		(12,510,000)
		(5,182,000)
SRAX's book basis in BIGToken		4,250,000
Loss on deconsolidation of BIGToken	$	(9,432,000)
TOTAL BIGTOKEN CHARGES		**(23,808,000)**

SRAX

NON-GAAP TO GAAP RECONCILIATIONS

(Unaudited)

In dollars	FY 2021	FY 2020	$ CHG	% CHG
Net (loss) income attributable to common stockholders (GAAP)	**(34,322,000)**	**(14,705,000)**	**(19,617,000)**	-133%
Financing costs, net	10,253,000	12,150,000	(1,897,000)	-16%
Gain (loss) on marketable securities	8,762,000	(945,000)	9,707,000	1027%
Other (expense) income	(1,144,000)	-	(1,144,000)	n/a
Gain on sale of equity investment in TI-Health	-	(7,873,000)	7,873,000	100%
Adjustment to fair value of derivative	-	(321,000)	321,000	100%
Loss from discontinued operations	14,376,000	4,641,000	9,735,000	210%
Loss attributable to non-controlling interest in discontinued operations	(5,406,000)		(5,406,000)	n/a
Loss on disposal of discontinued operations	9,432,000		9,432,000	100%
Provision for income taxes	4,000	21,000	(17,000)	-81%
Operating (loss) income (GAAP)	**1,955,000**	**(7,032,000)**	**8,987,000**	128%
Depreciation and amortization	842,000	772,000	70,000	9%
Stock-based compensation expense	1,007,000	524,000	483,000	92%
Adjusted EBITDA (non-GAAP)	**3,804,000**	**(2,031,000)**	**5,835,000**	287%

BIGToken - Discontinued Operations

	FY 2021	FY 2020	$ CHG	% CHG
Revenues	3,431,000	2,168,000	1,263,000)	58%
Costs of sales	(1,090,000)	(800,000)	(293,000)	-36%
Operating Expenses	(9,587,000)	(5,933,000)	(3,564,000)	-62%
Other (loss) income	(7,130,000)	(76,000)	(7,054,000)	-9282%
Net (loss) income	(14,376,000)	(4,641,000)	4,641,000	-210%

SEQUIRE

SEQUIRE Security Portfolio

- Due to GAAP accounting rules approximately $3.3m in securities at FMV are not recognized.
- Accounting principles require securities to be issued in Company's name for recognition.
- Unrecognized securities represent securities due under executed revenue contracts the Company has legal right to receive.



Sequire Security Portfolio - Pro forma
$19.9
+$1.2
+$2.1
$23.2
4Q 2021 - GAAP
Shares due-revenue contracts
Reset shares
4Q 2021 - Pro forma

Condensed Consolidated Balance Sheets

(Unaudited) *In dollars*	31-Dec-20	31-Dec-21
ASSETS		
Current Assets		
Cash	450,000	1,348,000
Accounts receivable, net	1,409,000	821,000
Prepaid expense	361,000	430,000
Securities held for sale	8,447,000	19,894,000
Designated assets	-	4,111,000
Contract assets		1,282,000
Current Assets of discontinued operations	1,206,000	
Total current assets	11,873,000	27,886,000
Notes receivable	893,000	935,000
Property and equipment, net	117,000	114,000
Goodwill	17,906,000	17,906,000
Intangible assets, net	1,492,000	1,443,000
Right-of-Use Asset	366,000	257,000
Other assets	2,000	36,000
Long-term assets of discontinued operations	6,364,000	
Total Assets	**39,013,000**	**48,577,000**
LIABILITIES AND EQUITY		
Current Liabilities		
Accounts payable and accrued expenses	2,708,000	3,893,000
Deferred revenue	4,842,000	17,398,000
Other current liabilities	3,417,000	763,000
Payroll protection loan - current portion	747,000	10,000
OID convertible debentures - current portion	6,016,000	1,164,000
Preferred stock - distribution shares		4,111,000
Current liabilities for disposal	1,305,000	
Total Current Liabilities	19,035,000	27,339,000
Right-of-Use liability - long term	243,000	114,000
Payroll protection loan, less current portion	379,000	-
OID convertible debentures, less current portion		-
Deferred Tax Liability	131,000	131,000
Total Liabilities	**19,788,000**	**27,584,000**
Stockholders' equity	19,225,000	20,993,000
Total liabilities and equity	**39,013,000**	**48,577,000**

Q&A

Thank you